UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 6, 2023
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

Update on Transactional and Operational Activity

Increased Capacity of Debt Platform; Recent Investments

On December 6, 2023, Fairfax Financial Holdings Limited, a company organized under the laws of Canada (“Fairfax”), and a current partner of Kennedy-Wilson Holdings, Inc. (the “Company”), has increased its first mortgage commitment within the Company’s debt investment platform by $2 billion to $10 billion (the “Commitment”), bringing total commitments under the Company’s global debt platform with all investors to $11 billion. Pursuant to the terms of the Commitment, such funds will constitute non-discretionary capital, with each investment on the platform continuing to be subject to Fairfax’s review and approval. The Company expects to continue to hold approximately 2.5% equity interest in future debt investments within the platform while earning customary fees in its role as asset manager. As of September 30, 2023, the Company held interests in 98 loans, located in the United States and the United Kingdom, with an unpaid principal balance ("UPB") of $4.7 billion of real estate debt (of which the Company’s share was a UPB of $256 million). Under these loans, the Company and its partners have future funding commitments of $1.8 billion (of which the Company’s share is $93 million).

Subsequent to the quarter ended September 30, 2023, the Company closed a total of $131 million of new construction loan commitments (the Company’s share of which is $3 million). Also, subsequent to the quarter ended September 30, 2023, the Company and its equity partners acquired a total of three properties at an aggregate purchase price of approximately $132 million (the Company’s share of which was $27 million). In addition to completing such acquisitions and loan originations, the Company and its partners currently have a total of approximately $734 million of construction loan originations (the Company’s share of which is approximately $18 million) currently under negotiations with signed term sheets. There can be no assurance that the Company will complete the potential originations that are currently being negotiated.

Strategic Asset Recycling Plan and Cost Efficiency Plan

The Company continues to progress its strategic asset recycling plan focusing on the sale of non-core assets. Over the next 18 months, the Company intends to sell non-core assets and is targeting a total of approximately $550 million to $750 million of cash to the Company. The Company currently intends to use cash that is generated from asset sales to fund co-investment opportunities (including in its debt platform as discussed above) as well as opportunistically to repay and/or purchase certain of its debt instruments. Subsequent to the quarter ended September 30, 2023, the Company and its equity partners sold a total of seven properties at an aggregate sales price of approximately $171 million. The Company had a weighted average ownership interest of 68% in these properties. These dispositions generated cash of approximately $77 million to the Company.

In addition, subsequent to the quarter ended September 30, 2023, the Company adopted a cost efficiency plan. The plan will focus on streamlining operating costs, including reductions in cash compensation and general and administrative expenses, by reducing annual costs by approximately $15 million to $20 million over the next 18 months. The estimated cost savings under the plan are subject to a number of assumptions and actual results may materially differ. The Company may also incur charges and expenditures not currently contemplated due to unanticipated events that may occur.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of federal and state securities laws. All statements other than statements of historical fact contained in this Current Report including, but not limited to, statements regarding our future results of operations and financial position, including the achievement and timing of our financial outlook and goals, our investment plans and anticipated returns on those investments, our business strategy, plans and objectives of management for future operations, including whether we will identify additional cost savings, progress our asset recycling plan, the expected reductions in costs resulting from the cost efficiency plan, the estimated costs resulting from the reduction in general and administrative expenses, as well as when we expect any such charges, costs or savings will occur, and the impact of macroeconomic factors, including economic uncertainty, fluctuations in inflation and interest rates, and our response to such events, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “aims,” “plans,” “anticipates,” “continues,” “could,” “intends,” “goals,” “target,” “projects,” “contemplates,” “returning,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions.

Forward-looking statements are based on current expectations of future events. The Company cannot guarantee that any forward-looking statement will be accurate, although the Company believes that it has been reasonable in its expectations and assumptions. Investors should realize that if underlying assumptions prove inaccurate or that known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.

A list and description of risks, uncertainties and other factors that could cause or contribute to differences in the Company’s results can be found in its filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent filings. The Company qualifies all of its forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: December 6, 2023